Exhibit 10.205


                               THIRD AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

            THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is entered into as of February 9, 2001, by and among CATALINA LIGHTING, INC., a Florida corporation ("Domestic Borrower"), CATALINA INTERNATIONAL PLC, a limited company organized under the laws of England and Wales (Registered in England No. 03949382) ("Holdings Borrower"), and RING LIMITED (formerly known as Ring PLC), a limited company organized under the laws of England and Wales (Registered in England No. 29796) ("Sterling Borrower"; Domestic Borrower, Holdings Borrower and Sterling Borrower are collectively referred to herein as the "Borrowers" and individually as a "Borrower"), SUNTRUST BANK, a Georgia banking corporation ("SunTrust"), and the other banks and lending institutions that are signatories to this Amendment (SunTrust and such other banks and lending institutions, collectively, the "Lenders"), SUNTRUST BANK, in its capacities as Administrative Agent for the Lenders (the "Administrative Agent"), as Domestic Issuing Bank (the "Domestic Issuing Bank") and as Domestic Swingline Lender (the "Domestic Swingline Lender"), and LASALLE BANK NATIONAL ASSOCIATION, as successor in interest to SunTrust as the UK Issuing Bank (the "UK Issuing Bank") and as successor in interest to SunTrust as the UK Swingline Lender (the "UK Swingline Lender").

                              W I T N E S S E T H

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, SunTrust in its capacity as UK Swingline Lender and SunTrust in its capacity as UK Issuing Bank entered into that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of September 22, 2000, (as amended, restated, supplemented, or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, SunTrust in its capacity as UK Swingline Lender and SunTrust in its capacity as UK Issuing Bank entered into that certain First Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 22, 2000;

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, SunTrust in its capacity as UK Swingline Lender and SunTrust in its capacity as UK Issuing Bank entered into that certain Second Amendment to Amended and Restated Revolving Credit and Term Loan Agreement, dated as of January __, 2001;

         WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, SunTrust in its capacity as UK Swingline Lender and SunTrust in its capacity as UK Issuing Bank are amending the Credit Agreement so as to make LaSalle Bank, National Association the UK Issuing Bank and the UK Swingline Lender along with certain changes in the terms and conditions of the Credit Agreement as are more fully set forth herein.

         NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, SunTrust in its capacity as UK Swingline Lender and SunTrust in its capacity as UK Issuing Bank hereby amend the Credit Agreement as follows:

                                  A. AMENDMENT

         1. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Section 1.01 of the Credit Agreement is hereby amended so that, from and after the date hereof, the definitions of "UK Issuing Bank" and "UK Swingline Lender" set forth therein shall read as follows:

                  "UK Issuing Bank" shall mean LaSalle Bank, National
Association.

                  "UK Swingline Lender" shall mean LaSalle Bank, National Association.


                                B. MISCELLANEOUS

         1. This Amendment shall not be effective until (i) it is executed by all of the parties listed on the signature pages hereto, (ii) the Agent and the Lenders receive written notice indicating the effective date from the Domestic Borrower that it intends for this Amendment to become effective, (iii) the Agent and the Lenders receive written notice indicating the effective date from LaSalle Bank, National Association that it intends for this Amendment to become effective and (iv) SunTrust receives immediately available funds from LaSalle Bank, National Association reimbursing it for all outstanding Swingline Loans. Existing L/C's shall remain outstanding in the name of SunTrust as of the effective date of the written notice provided by the

Domestic Borrower.

         2. Except as expressly set forth herein, this Amendment shall be deemed not to waive or modify any provision of the Credit or the other Credit Documents, and all terms of the Credit Agreement, as amended hereby, shall be and shall remain in full force and effect and shall constitute a legal, valid, binding and enforceable obligations of the Borrowers, the Lenders, the Administrative Agent, the Domestic Swingline Lender, the Domestic Issuing Bank, the UK Issuing Bank and the UK Swingline Lender. All references to the Credit Agreement shall hereinafter be references to the Credit Agreement as amended by this Amendment.

         3. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA AND ALL APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

         4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

         5. This Amendment shall be binding on, and shall inure to the benefit of, the successors and assigns of the parties hereto.

         6. In the event that any part of this Agreement shall be found to be illegal or in violation of public policy, or for any reason unenforceable at law, such finding shall not invalidate any other part thereof.

         7.       TIME IS OF THE ESSENCE UNDER THIS AGREEMENT.

         8. The parties agree that their signatures by telecopy or facsimile shall be effective and binding upon them as though executed in ink on paper but that the parties shall exchange original ink signatures promptly following any such delivery by telecopy or facsimile.

         9. The Borrowers agree to pay all costs and expenses of the Administrative Agent and the Lenders incurred in connection with the preparation, execution, delivery and enforcement of this Amendment, including the reasonable fees and out-of-pocket expenses of Administrative Agent's counsel.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                                          CATALINA LIGHTING, INC.,
                                          as a Borrower


                                          By: /s/ Robert Hersh
                                              ----------------
                                              Name: Robert Hersh
                                              Title: Chief Executive Officer

                                          CATALINA INTERNATIONAL PLC,
                                                 as a Borrower


                                          By: /s/ Robert Hersh
                                              ----------------
                                              Name: Robert Hersh
                                              Title: Director

                                          RING LIMITED (formerly known as
                                          Ring PLC), as a Borrower


                                          By: /s/ Robert Hersh
                                              ----------------
                                              Name: Robert Hersh
                                              Title: Director

                                          SUNTRUST BANK,
                                          as Administrative Agent, as Domestic
                                          Issuing Bank, as Domestic Swingline
                                          Lender and as a Lender

                                          By:   /s/  W. David Wisdom
                                                --------------------
                                              Name:
                                                   --------------------
                                              Title:
                                                    ------------------


                                          LASALLE BANK, NATIONAL
                                          ASSOCIATION, as a UK Issuing Bank
                                          and as UK Swingline Lender


                                             /s/ Richard Lavina
                                             ------------------
                                          By:
                                          Name:

                                          REPUBLIC BANK, as a Lender



                                            /s/  Brigitta Lawton
                                            --------------------
                                          By:
                                          Name:

                                          BANK UNITED FSB, as a Lender



                                          ------------------------------
                                          By:
                                          Name:

                                          DRESDNER BANK
                                          LATEINAMERIKA, AG, MIAMI
                                          AGENCY, as a Lender



                                          ------------------------------
                                          By:
                                          Name:

                                          HAMILTON BANK, as a Lender



                                            /s/ Hector F. Ramirez
                                            ---------------------
                                          By:
                                          Name:

                                          LASALLE BANK, NATIONAL
                                          ASSOCIATION, as a Lender



                                            /s/  Richard Lavina
                                            -------------------
                                          By:
                                          Name:

                                          UNION PLANTERS BANK, N.A.,
                                          as a Lender


                                           /s/  Gus Varona
                                           ---------------
                                          By:
                                          Name: